SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

PREFERRED INCOME FUND INCORPORATED

(Name of Registrant as Specified In Its Charter)

CHRISTINE P. RITCH
ASSISTANT SECRETARY
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box.)

[  X ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
or 14a-6(j)(2)
[     ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[     ]	Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

1)	Title of each class of securities to which transactions
applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction
computed pursuant to 	Exchange Act Rule 0-11:*

4)	Proposed maximum aggregate value of transaction:


*Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:



SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

(Name of Registrant as Specified In Its Charter)

CHRISTINE P. RITCH
ASSISTANT SECRETARY
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box.)

[  X ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
or 14a-6(j)(2)
[     ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[     ]	Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

1)	Title of each class of securities to which transactions
applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction
computed pursuant to 	Exchange Act Rule 0-11:*

4)	Proposed maximum aggregate value of transaction:


*Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:




SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

PREFERRED INCOME MANAGEMENT FUND INCORPORATED

(Name of Registrant as Specified In Its Charter)

CHRISTINE P. RITCH
ASSISTANT SECRETARY
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box.)

[  X ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
or 14a-6(j)(2)
[     ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[     ]	Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

1)	Title of each class of securities to which transactions
applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction
computed pursuant to 	Exchange Act Rule 0-11:*

4)	Proposed maximum aggregate value of transaction:


*Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:



PREFERRED INCOME FUND INCORPORATED
PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PREFERRED INCOME MANAGEMENT FUND INCORPORATED
301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on July 19, 1996

To the Shareholders:

	Notice is hereby given that the Annual Meetings of Shareholders of Preferred Income Fund Incorporated, Preferred Income Opportunity Fund Incorporated and Preferred Income Management Fund Incorporated (each a "Fund" and collectively the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 8:30 a.m., on July 19, 1996, for the following purposes:

	1.	To elect Directors of each Fund (Proposal 1).

2.	To ratify the selection of Coopers & Lybrand L.L.P. as
independent accountants for each Fund for the fiscal year ending November 30, 1996 (Proposal 2).

3.	To transact such other business as may properly come
before the Meetings or any adjournments thereof.

	The Board of Directors of each Fund has fixed the close of business on May 23, 1996 as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Annual Meetings.
By Order of the Board of
Directors,


						DONALD F. CRUMRINE
						Secretary

June 3, 1996

	SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN, DATE AND
RETURN THE PROXY CARD OR CARDS IN THE ENCLOSED ENVELOPE,
WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.




INSTRUCTIONS FOR SIGNING PROXY CARDS




	The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

	1.	Individual Accounts:  Sign your name exactly
as it appears in the registration on the proxy card(s).

	2.	Joint Accounts:  Either party may sign, but
the name of the party signing should conform exactly to a name shown in the registration.

	3.	All Other Accounts:  The capacity of the
individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:




Registration
Valid
Signature


Corporate Accounts


(1)  ABC Corp.
ABC Corp.

(2)  ABC Corp.
John Doe,
Treasurer

(3)  ABC Corp., c/o John
Doe Treasurer
John Doe

(4)  ABC Corp. Profit
Sharing Plan
John Doe,
Trustee


Trust Accounts


(1)  ABC Trust
Jane B. Doe,
Trustee

(2)  Jane B. Doe,
Trustee, u/t/d 12/28/78
Jane B. Doe


Custodian or Estate
Accounts


(1)  John B. Smith,
Cust.,
John B. Smith

      f/b/o John B.
Smith, Jr. UGMA


(2)  John B. Smith
John B. Smith,
Jr., Executor





PREFERRED INCOME FUND INCORPORATED
PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PREFERRED INCOME MANAGEMENT FUND INCORPORATED

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101


ANNUAL MEETINGS OF SHAREHOLDERS
July 19, 1996

JOINT PROXY STATEMENT


	This document is a joint proxy statement ("Joint
Proxy Statement") for Preferred Income Fund Incorporated
("Preferred Income Fund" or "PFD"), Preferred Income
Opportunity Fund Incorporated ("Preferred Income
Opportunity Fund" or "PFO") and Preferred Income
Management Fund Incorporated ("Preferred Income
Management Fund" or "PFM") (each a "Fund" and collectively the "Funds"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each respective Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on July 19, 1996, at 8:30 a.m., at the offices of Willkie
Farr & Gallagher, One Citicorp Center, 153 East 53rd
Street, 47th Floor, New York, New York 10022 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of
Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement.
Proxy solicitations will be made, beginning on or about
June 3, 1996, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers and employees of the Funds; Flaherty & Crumrine Incorporated ("Flaherty &
Crumrine"), the investment adviser of each Fund; and First Data Investor Services Group, Inc. ("FDISG"), the transfer agent and administrator of each Fund and a wholly-owned subsidiary of First Data Corporation. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy
Statement and its enclosures will be paid by the Funds in proportion to each Fund's net assets. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Annual Report of each Fund, including audited financial statements for the fiscal year ended November 30, 1995, is available upon request, without charge, by writing FDISG, P.O. Box 1376, Boston, Massachusetts 02104, or calling 1-800-331-1710.

	If the enclosed proxy is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the



- -1-


instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Director and FOR the other matters listed in the accompanying Notice of Annual
Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

	In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.
If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

	All Funds have two classes of capital stock:
common stock, par value $0.01 per share (the "Common
Stock"); and Money Market Cumulative PreferredTM Stock, par value $0.01 per share ("MMP"; together with the Common Stock, the "Shares"). On the record date, May 23,
1996, the following number of Shares of each Fund were issued and outstanding:

				Common Stock	   MMP
Name of Fund			 Outstanding	Outstanding
Preferred Income Fund			9,838,571	575
Preferred Income Opportunity Fund	11,151,287	700
Preferred Income Management Fund	9,416,743	775

	As of May 23, 1996, to the knowledge of each Fund and its Board, no single shareholder or "group," as that term is used in Section 13(d) of the Securities Exchange
Act of 1934 (the "1934 Act"), beneficially owned more than 5% of the Fund's outstanding Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such holders. As of May 23, 1996, Cede & Co., a nominee partnership of Depository Trust Company, held




- -2-


9,156,573 Shares or 93.1% of Shares of Preferred Income
Fund outstanding, 10,528,407 Shares or 94.4% of Shares of
Preferred Income Opportunity Fund outstanding, and
8,840,422 Shares or 93.4% of Preferred Income Management
Fund outstanding.

	This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Other than as described below under Proposal 1, shareholders of each Fund will vote as a single class and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares.
Thus, if a proposal is approved by shareholders of one
Fund and disapproved by shareholders of any other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund will vote on all proposals pertaining to that Fund.

	In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:

PROPOSAL 1:  ELECTION OF DIRECTORS

	The first proposal to be considered at the Meetings is the election of Directors of the Funds.

	Each nominee has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

	The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The classes of Directors are the same for each Fund and are indicated below:

Class I Director                                    Class II Directors
Martin Brody                                       Donald F. Crumrine
                                                                Robert F. Wulf

		Class III Directors
		Robert T. Flaherty
		Morgan Gust




- -3-


	Class I Directors of Preferred Income Fund, Class
III Directors of Preferred Income Opportunity Fund and the Class II Directors of Preferred Income Management
Fund, each of whose current term expires on the date of the Meetings, have been nominated for a three-year term to expire at each Fund's 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Class II Directors of Preferred
Income Fund, Class I Directors of Preferred Income
Opportunity Fund and Class III Directors of Preferred
Income Management Fund serve until each Fund's Annual
Meeting of Shareholders in 1997 and Class III Directors of Preferred Income Fund, the Class II Directors of
Preferred Income Opportunity Fund and Class I Directors of Preferred Income Management Fund serve until each Fund's Annual Meeting of Shareholders in 1998. Each
Director has served in such capacity since each Fund's commencement of operations.

	Under each Fund's Articles of Incorporation,
Articles Supplementary and the Investment Company Act of
1940, as amended (the "1940 Act"), holders of Shares of MMP, voting as a single class, will be entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of Shares of MMP to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of Shares of MMP would give the holders of Shares of MMP a majority of the Directors when dividends are in arrears for two full years. Donald F. Crumrine and Morgan Gust currently represent holders of Shares of MMP of each Fund. A quorum of the MMP shareholders of a Fund must be present at the Meeting of that Fund in order for Proposal 1 as it relates to Mr. Crumrine or Mr.
Gust to be considered.

	No Director or officer owned any shares of MMP on May 23, 1996. Each Director serves in the same capacity for each Fund. As of the Record Date, the officers and Directors of each Fund as a group beneficially owned less than 1% of the Shares of that Fund. "Beneficial
Ownership" is defined under Section 13(d) of the 1934
Act.  Set forth in the following table are the existing
Directors and nominees for election to the Board of Directors of the Funds, together with certain other information:



Name,                    Business           Common Stock
Address and        Experience        Beneficially
Age                       During               Owned on May
                               the Past Five     23, 1996
                               Years
Class I
Director


Martin            Director of the        917 Shares of PFD
Brody             Funds; Director       711 Shares of PFO
Three ADP    of                               0 Shares of PFM
Boulevard       Jaclyn, Inc.,
Roseland        Director of
 NJ 07068        several other
Age: 73            investment
                         companies.


- -4

Class II
Directors

Donald F.       Director, Chief    10,304 Shares of PFD
Crumrine*      Financial              12,389 Shares of PFO
301 E.              Officer,             8,169 Shares of PFM
Colorado        Chief
Boulevard      Accounting
 Suite 720        Officer, Vice
Pasadena,       President and
CA 91101        Secretary of
 Age:  48         the Funds; Vice
                         President and a
                         Director,
                         Flaherty &
                         Crumrine.


Robert F.                Director of the          1,224 Shares of PFD
Wulf                       Funds; since           1,000 Shares of PFO
3466 Cherokee      March 1984,                   1,006 Shares of PFM
Drive South           Financial
Salem, OR 97301    Consultant
Age: 59

                         .


Class III
Directors


Robert T.                        Director,                 9,269 Shares of PFD
Flaherty*                       Chairman of the     11,103 Shares of PFO
301 E. Colorado              Board, President   9,169 Shares of PFM
Boulevard Suite 720       and Chief Executive
Pasadena, CA 91101      Officer if the Funds;
Age 58                            President and Director,
                                         Flaherty &
                                         Crumrine.


Morgan Gust          Director of the     1,238 Shares of PFD
Giant Industries,    Funds; since       1,352 Shares of PFO
Inc.                          August 1990,        1,212 Shares of PFM
23733 N.                  Vice President,
Scottsdale Road   General
Scottsdale, AZ     Counsel and
 85255                    Corporate
Age:  49                 Secretary,
                               and since 1992,
                               also Vice
                                President-
                                 Administration,
                                 Giant
                                Industries,
                                Inc.

*	"Interested person" of the Fund as defined in the
1940 Act.
 	7,169 Shares of PFD, 8,603 Shares of PFO and 7,169
Shares of PFM are held by Flaherty & Crumrine of which the reporting person is a shareholder and director and, therefore, is deemed to have an indirect beneficial interest in the respective share amounts.







- -5-
	Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of their affiliates receives a fee of $9,000 per annum plus
$500 for each in-person meeting, and $100 for each telephone meeting. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings.
The Board of Directors of each Fund held 7 meetings (3 of which were held by telephone conference call) during the fiscal year ended November 30, 1995, and all of the Directors of each Fund attended in-person at least 75% of the meetings. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November
30, 1995, amounted to $41,088, $41,088 and $40,788 for
PFD, PFO and PFM, respectively (including reimbursement for travel and out-of-pocket expenses for both
"interested" and "non-interested" Directors).

	Each Board of Directors has an Audit Committee consisting of all of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. The Audit Committee reviews the scope and results of each Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Each Audit Committee met twice during the fiscal year ended November 30, 1995.

	The names of the officers of each Fund (other than Messrs. Flaherty and Crumrine who are described above) are listed in the table below. Each officer was first elected to office at the organization of each Fund. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of a Fund.




Name          Positions Held           Principal
                    Within each Fund     Occupations and
                                                         Other
                                                        Affiliations
                                                        During
                                                        The Past Five
                                                        Years


Robert       Vice President             Vice President
M.              and Assistant              and Director,
Ettinger      Treasurer                     Flaherty &
Age:  37                                            Crumrine


Peter C.      Vice President,          Vice President,
Stimes        Treasurer and           Flaherty &
Age:  40    Assistant                   Crumrine
                   Secretary

	Section 16(a) of the 1934 Act requires each Fund's officers and directors, and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange
Commission (the "SEC"), the New York Stock Exchange, Inc.
and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 1995, all filing requirements applicable to such persons were met.



- -6-
	The following table sets forth certain information regarding the compensation of each Fund's Directors during the fiscal year ended November 30, 1995. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 1995 in excess of $60,000.
Directors of the Funds do not receive pension or retirement benefits from the Funds.

COMPENSATION TABLE



Name of        Aggregate            Total
Person and  Compensation      Compensation
Position        from each Fund   From the Fund and
                                                     Fund Complex
                                                     Paid to
                                                     Directors*


Robert T.     $0                              $0        (3)
Flaherty
Director,
Chairman
of the
Board,
President
and
Chief
Executive
Officer

Donald F.    $0                          $0         (3)
Crumrine
Director,
Chief
Financial
Officer,
Chief
Accounting
Officer,
Vice
President
and
Secretary


Martin           $11,700 PFD             $35,000 (3)
Brody            $11,700 PFO
Director        $11,600 PFM


Morgan        $12,300 PFD              $36,800 (3)
Gust              $12,300 PFO
Director        $12,200 PFM


Robert F.      $12,300 PFD              $36,800 (3)
Wulf             $12,300 PFO
Director        $12,200 PFM


* Represents the total compensation paid to such persons by the Funds during the fiscal year ended November 30,
 1995, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the number of such investment companies, including the Funds.

- -7-
Required Vote

	Election of each of the listed nominees for Director of each Fund (other than Messrs. Crumrine and
Gust) will require the affirmative vote of a plurality of the votes of common shareholders cast at the Meeting in person or by proxy, voting as a single class. Election of Mr. Crumrine by MMP holders of PFM and election of Mr. Gust by MMP holders of PFO will require the affirmative vote of a plurality of the votes cast by MMP holders of the relevant Fund in person or by proxy, voting as a single class.

THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR"
PROPOSAL NO. 1.

PROPOSAL 2:  RATIFICATION OF THE SELECTION
OF INDEPENDENT ACCOUNTANTS

	The firm of Coopers & Lybrand L.L.P., One Post
Office Square, Boston, Massachusetts 02109, has served as independent accountants for each Fund since the Fund's commencement of operations, and has been selected to serve in such capacity for the Fund's fiscal year ending
November 30, 1996 by the Directors of the Fund, including those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Flaherty &
Crumrine (the "Non-Interested Directors").  Coopers &
Lybrand L.L.P. has informed the Funds that it has no direct or indirect financial interest in the Funds. A representative of Coopers & Lybrand L.L.P. will not be present at the Meetings but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Required Vote

	Ratification of the selection of Coopers & Lybrand
L.L.P. as independent accountants for a Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock and MMP represented at the Meeting in person or by proxy voting as a single class.

THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING ALL OF THE
NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE
SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

SUBMISSION OF SHAREHOLDER PROPOSALS

	All proposals by shareholders of each Fund that are intended to be presented at the Fund's next Annual
Meeting of Shareholders to be held in 1997 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than February 6, 1997.



- -8


ADDITIONAL INFORMATION


Investment Adviser and Administrator

	Flaherty & Crumrine Incorporated serves as the
Investment Adviser to the Funds and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena,
California 91101.  First Data Investor Services Group,
Inc. acts as the administrator to the Funds and is located at One Exchange Place, Boston, Massachusetts
02109.

Broker Non-Votes and Abstentions

	A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter).
Proxies that reflect abstentions or broker non-votes
(collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under
Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

OTHER MATTERS TO COME BEFORE THE MEETING

	The Funds do not intend to present any other business at the Meetings, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


	IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL
PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-
PAID ENVELOPE.









- -9-
PREFERRED INCOME FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative
Preferred  Stock
("MMP"), of Preferred Income Fund Incorporated, a Maryland corporation (the
"Fund"), hereby appoints
Robert T. Flaherty, Donald F. Crumrine and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr
& Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor,
 New York,
New York 10022 at 8:30 a.m., on July 19, 1996, and any adjournments thereof.
The undersigned hereby
acknowledges receipt of the Notice of Annual Meeting and Proxy
 Statement and
hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the
 Meeting
in person or by substitute (or,
if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



NOTE: Please sign exactly as your name appears on this Proxy.

If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

DATE:





    Signature(s) (Title(s), if applicable)

    PLEASE SIGN, DATE AND RETURN

PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTOR

	Not Applicable

2.  To ratify the selection of Coopers & Lybrand L.L.P. as
		FOR  *      AGAINST  *      ABSTAIN  *
     independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote
"FOR" ratification
of the selection of Coopers & Lybrand L.L.P. as independent
 accountants for the
Fund.


PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

Preferred  Stock
("MMP"), of Preferred Income Opportunity Fund Incorporated, a
Maryland
corporation (the "Fund"),
hereby appoints Robert T. Flaherty, Donald F. Crumrine and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the
Fund to be held at the offices
of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street,
 47th
Floor, New York, New York 10022 at 8:30 a.m., on July 19, 1996, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated
hereon.  In their discretion, the
proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the
 Meeting
in person or by substitute (or,
if only one shall be so present, then that one) shall have and may exercise all
of the power and authority of said proxies hereunder.  The undersigned hereby
revokes any proxy previously given.



NOTE: Please sign exactly as your name appears on this Proxy.

If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

DATE:





    Signature(s) (Title(s), if applicable)

    PLEASE SIGN, DATE AND RETURN

PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
 ELECTION OF NOMINEE AS
DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTOR	FOR nominee listed  *
				WITHHOLD AUTHORITY  *
to vote for nominee
	Morgan Gust

2.  To ratify the selection of Coopers & Lybrand L.L.P. as
				FOR  *      AGAINST  *      ABSTAIN  *
     independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote
"FOR" ratification
of the selection of Coopers & Lybrand L.L.P. as independent accountants for the
Fund.


PREFERRED INCOME MANAGEMENT FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative
 Preferred  Stock
("MMP"), of Preferred Income Fund Incorporated, a Maryland corporation (the
"Fund"), hereby appoints
Robert T. Flaherty, Donald F. Crumrine and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to
represent the undersigned and
to vote on behalf of the undersigned all shares of MMP, which the undersigned is
entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr
& Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor,
New York,
New York 10022 at 8:30 a.m., on July 19, 1996, and any adjournments thereof.
The undersigned hereby
acknowledges receipt of the Notice of Annual Meeting and Proxy
 Statement and
hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



NOTE: Please sign exactly as your name appears on this Proxy.

If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

DATE:





    Signature(s) (Title(s), if applicable)

    PLEASE SIGN, DATE AND RETURN

PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION
 OF NOMINEE AS
DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTOR	FOR nominee listed  *
				WITHHOLD AUTHORITY  *
to
vote for nominee
	Donald F. Crumrine

2.  To ratify the selection of Coopers & Lybrand L.L.P. as
		FOR  *      AGAINST  *      ABSTAIN  *
     independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote
 "FOR" ratification
of the selection of Coopers & Lybrand L.L.P. as independent accountants for the
Fund.



PREFERRED INCOME FUND INCORPORATED							PROXY SOLICITED BY THE BOARD OF
DIRECTORS

The undersigned holder of shares of Common Stock, of Preferred Income
 Fund Incorporated, a Maryland corporation (the
"Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp
Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at
 8:30 a.m., on July 19, 1996, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


NOTE: Please sign exactly as your name
appears on this Proxy.
If joint owners, EITHER may sign this
Proxy.  When signing as
attorney, executor, administrator,
trustee, guardian or corporate
officer, please give your full title.
DATE:





											    Signature(s) (Title(s), if
applicable)
											    PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
 ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTOR	FOR nominee listed  *										WITHHOLD AUTHORITY  *
to vote for nominee
	Martin Brody

2.  To ratify the selection of Coopers & Lybrand L.L.P. as
FOR  *      AGAINST  *
      ABSTAIN  *
     independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote
 "FOR" ratification of the selection of Coopers & Lybrand
L.L.P. as independent accountants for the Fund.


PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF
DIRECTORS

The undersigned holder of shares of Common Stock, of Preferred Income
 Opportunity Fund Incorporated, a Maryland corporation
(the "Fund"), hereby appoints
Robert T. Flaherty, Donald F. Crumrine and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual
Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York,
 New York 10022 at 8:30 a.m., on July 19,
1996, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


NOTE: Please sign exactly as your name
appears on this Proxy.
If joint owners, EITHER may sign this
Proxy. When signing asattorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
DATE:




    Signature(s) (Title(s), if
applicable)
											    PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION
 OF NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal
1.  ELECTION OF DIRECTOR	FOR nominee listed  *
      				WITHHOLD AUTHORITY  *
to vote for nominee
	Robert T. Flaherty

2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund.

FOR  *      AGAINST  *
      ABSTAIN  *
     The Board of Directors recommends that the shareholders vote
 "FOR" ratification of the selection of Coopers & Lybrand
L.L.P. as independent accountants for the Fund.


PREFERRED INCOME MANAGEMENT FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF
DIRECTORS

The undersigned holder of shares of Common Stock, of Preferred
Income Fund Incorporated, a Maryland corporation (the
"Fund"), hereby appoints
Robert T. Flaherty, Donald F. Crumrine and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual
Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor,
New York, New York 10022 at 8:30 a.m., on July 19,
1996, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy
Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


NOTE: Please sign exactly as your name
appears on this Proxy.
If joint owners, EITHER may sign this
Proxy.  When signing as
attorney, executor, administrator,
trustee, guardian or corporate
officer, please give your full title.
DATE:





    Signature(s) (Title(s), if
applicable)
											    PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
 ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTOR				FOR nominee listed  *		WITHHOLD AUTHORITY  *
	to vote for nominee
	Donald F. Crumrine

2.  To ratify the selection of Coopers & Lybrand L.L.P. as
FOR  *      AGAINST  *
      ABSTAIN  *
     independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote
"FOR" ratification of the selection of Coopers & Lybrand
L.L.P. as independent accountants for the Fund.









	3